                    Summary of Proposed Terms and Conditions
        Credit Agreement Between The Borrower and MFC Merchant Bank S.A.

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        This Summary of Terms and Conditions ("Summary") is for reference only and shall not be considered to be exhaustive as to the final terms and conditions which govern the transactions.
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                                  CREDIT TERMS

Borrower:                           Marine Shuttle Operation Inc. (collectively
                                    the "Borrower")

Lenders' Arranger and
Agent: MFC Merchant Bank S.A. ("MFC" or the "Agent"). MFC may arrange for a syndicate of lenders (the "Lenders") to participate in the Loan.

Amount: Loan in the principal amount of 2,000,000 (United States dollars) (the "Loan" or the "Credit Facility").

Purpose: The Loan will be used for working capital in furtherance of the Borrower's business as conducted at the date hereof.

Availability:                       Committed one year term Credit Facility.

Closing Date:                       February 25, 2000

Repayment:                          Due in full on the first anniversary date of
                                    the Closing Date (the "Maturity Date"). The
                                    Maturity Date may be extended by the
                                    Lenders, at their sole option, for
                                    additional periods of twelve months per each extension, by providing the Borrower with written notice thereof, at least 30 days prior to each such extension.

Voluntary                           Prepayments: The Borrower may, on ten
                                    banking days' prior notice given to the
                                    Agent, stating the proposed date and
                                    aggregate principal amount of the
                                    prepayment, prepay the Loan in whole or in part. Each prepayment shall be in a principal amount of not less than $100,000.

Security:                           A pledge (the "Securities Pledge") by third
                                    parties of shares (the "Pledged
                                    Securities"). Marketable securities
                                    acceptable to the Lenders with a margin
                                    component of at least 55%. If the margin component falls below 55% on any given day, the Lender may sell such securities and utlize the cash as security up to the full amount of the facility, 2,000,000 United
                                    States dollars.

Draw Restrictions:                  $350,000 a month commencing February 25,
                                    2000.


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Arrangement Fee:                    The Borrower shall pay to the Agent an
                                    arrangement fee of $20,000 on the Closing
                                    Date.

Interest Rate:                      Interest will be payable at the Interest
                                    Rate.

Conditions Precedent:               Customary, including but not limited to
                                    the following.

                                    (1)     The Agent shall have received
                                            certified copies of the Charter
                                            Documents of the Borrower
                                            resolutions approving the Credit
                                            Documents and other certificates and
                                            confirmations customary to lending
                                            transactions of the nature
                                            contemplated hereby.

                                    (2)     The Credit Documents shall have been
                                            executed and delivered to the Agent,
                                            the Pledged Securities shall have
                                            been delivered to the Agent, and all
                                            filings necessary or desirable to
                                            perfect the enforceability and
                                            priority of the Lenders' security
                                            shall have been completed.

                                    (3)     The Agent shall have received
                                            certified copies of the Financial
                                            Statements of the Borrower for the
                                            most current fiscal year, including,
                                            the most current quarterly Financial
                                            Statements.

                                    (4)     All of the representations and
                                            warranties contained in the Credit
                                            Documents shall be correct on and as
                                            of the Closing Date, the Borrower
                                            shall have complied with all of its
                                            covenants and made all deliveries
                                            required on closing and the Borrower
                                            shall have delivered to the Agent a
                                            certificate executed by a senior
                                            officer of the Borrower to that
                                            effect.

                                    (5)     The Agent shall receive such other
                                            documents as it may  reasonably
                                            request on behalf of the Lenders.

                                    (6)     No Material Adverse Change shall
                                            have occurred since September
                                            30, 1999.

                                    (7)     No law, regulation, rule or policy,
                                            or any change therein, shall be
                                            enacted or proposed prior to the
                                            Closing Date which may have a
                                            Material Adverse Effect.



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                                    (8)     All licenses, permits, certificates,
                                            registrations waivers, consents,
                                            approvals, releases, authorizations
                                            and orders, the absence of which
                                            would have a Material Adverse
                                            Effect, shall have been obtained and
                                            be in full force and effect.

Representations                     Customary, including but not limited to
and Warranties:                     the following:

                                    (1)     Organization and Corporate Power.
                                            The Borrower is duly incorporated
                                            and organized and is validly
                                            subsisting and in good standing and
                                            have full power and authority to
                                            enter into and perform their
                                            respective obligations under the
                                            Credit Documents and to own and
                                            operate their properties and to
                                            carry on their businesses.

                                    (2)     Conflict with Other Instruments. The
                                            execution and delivery by the
                                            Borrower of the each of the Credit
                                            Documents to which they are party
                                            and the performance of their
                                            obligations thereunder, will not
                                            conflict with or result in a breach
                                            of any of the terms, conditions or
                                            provisions of: (i) their Charter
                                            Documents; (ii) any applicable laws;
                                            or (iii) any contractual restriction
                                            affecting the Borrower their
                                            properties, the breach of which
                                            would have a Material Adverse
                                            Effect.

                                    (3)     Authorization, Official Body
                                            Approvals. The execution and
                                            delivery of each of the Credit
                                            Documents by the Borrower to which
                                            each is a party and the performance
                                            of their obligations thereunder will
                                            have been duly authorized by all
                                            necessary action on the part of the
                                            Borrower and no authorization or
                                            registration is necessary therefor.

                                    (4)     Execution of Binding Obligation. The
                                            Credit Documents will constitute
                                            legal, valid and binding obligations
                                            of the Borrower enforceable in
                                            accordance with their terms.

                                    (5)     Consents. The Borrower possess all
                                            required consents and authorizations
                                            which are necessary in connection
                                            with the operation of their
                                            respective businesses.


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                                    (6)     No Violation of Agreements. The
                                            Borrower is not in default under any
                                            material indenture, mortgage, deed
                                            of trust, agreement or other
                                            instrument to which it is a party or
                                            by which it or any of its property
                                            may be bound, which default could
                                            have a Material Adverse Effect.

                                    (7)     No Litigation. There are no actions,
                                            suits or proceedings pending or
                                            threatened against or affecting the
                                            Borrower or that challenge the
                                            validity of the transactions
                                            contemplated by the Credit Documents
                                            or that could have a Material
                                            Adverse Effect.

                                    (8)     No Defaults. Neither the Borrower is
                                            in breach of or in default under:
                                            (i) its Charter Documents; (ii) any
                                            applicable law; or (iii) any
                                            contract or agreement binding on or
                                            affecting it or its property or
                                            assets, which breach or default
                                            could have a Material Adverse
                                            Effect.

                                    (9)     Financial Statements. The Financial
                                            Statements of the Borrower present
                                            the financial position of the
                                            Borrower as at the dates thereof in
                                            accordance with GAAP.

                                    (10)    Title to Pledged Securities. The
                                            beneficial owners have good and
                                            marketable title to, the Pledged
                                            Securities free and clear of all
                                            encumbrances and the Lenders'
                                            security will constitute a first
                                            fixed charge on the Pledged
                                            Securities. The Pledged Securities
                                            are fully-paid and non-assessable
                                            and are not subject to any voting
                                            trust, shareholder agreement or
                                            voting agreement.

                                    (11)    No Agreements to Purchase. No person
                                            has any agreement or right capable
                                            of becoming an agreement for the
                                            purchase of the Pledged Securities.

Covenants of the                    Customary, including but not limited to the
Borrower:                           following.

                                    (1)     Corporate Existence. To preserve and
                                            maintain its corporate existence and
                                            all qualifications to carry on its
                                            business.


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                                    (2)     Compliance with laws, etc. To comply
                                            with all applicable laws
                                            non-compliance with which could have
                                            a Material Adverse Effect.

                                    (3)     Payment of Taxes and Claims. To pay
                                            and discharge when due all taxes
                                            except those being contested in good
                                            faith and for which the Borrower has
                                            maintained adequate reserves.

                                    (4)     Keeping of Books. To keep proper
                                            books of record and account in
                                            accordance with GAAP.

                                    (5)     Pay Obligations to Lender and
                                            Perform Other Covenants. To make
                                            full and timely payment of its
                                            Obligations under the Credit
                                            Documents and any other monies due
                                            and comply with the terms and
                                            covenants contained in each of the
                                            Credit Documents.

Events of Default:                  Customarily, including but not limited to
                                    the following:

                                    (1)     Payment of Principal. The Borrower
                                            shall fail to pay the Principal Sum
                                            or any portion thereof outstanding
                                            when the same becomes due and
                                            payable.

                                    (2)     Payment of Interest, etc. The
                                            Borrower shall fail to pay in
                                            interest in respect of the Credit
                                            Facility when the same becomes due
                                            and payable or the Borrower shall
                                            fail to pay any fees or other
                                            amounts in respect thereof when the
                                            same becomes due and payable, and in
                                            any such case, the failure shall
                                            remain unremedied for a period of
                                            three banking days following notice
                                            from the Agent to the Borrower.

                                    (3)     Representations and Warranties
                                            Incorrect. Any representation or
                                            warranty made by the Borrower in the
                                            Credit Documents or in any other
                                            document shall prove to have been
                                            incorrect in any material respect
                                            when made or deemed to be made.

                                    (4)     Value of the Marketable Securities.
                                            If the value of the marketable
                                            securities fall below the ratio of
                                            55% to 100% on any given day, such
                                            securities may be sold at the
                                            Lenders option to maintain the
                                            ratio.


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                                    (5)     Security Unenforceable. Any Credit
                                            Document shall cease to be in full
                                            force and effect or shall be
                                            declared to be null and void, or the
                                            validity or enforceability thereof
                                            shall be contested by the Borrower.

                                    (6)     Material Adverse Effect. There
                                            occurs any change, condition, event
                                            or occurrence which, when considered
                                            individually or together with all
                                            other changes, conditions, events or
                                            occurrences could reasonably be
                                            expected to have a Material Adverse
                                            Effect, provided that in such event,
                                            the Borrower shall have 10 Business
                                            Days to repay all of the Obligations
                                            in full.

Reporting:                          The Borrower will deliver to the Agent: (I)
                                    within 45 days of the end of each Financial
                                    Quarter, quarterly Financial Statements;
                                    (ii) within 90 days after the end of each Financial Year of the Borrower and; (iii) such other financial statements and information respecting the Borrower as may reasonably be requested by the Lenders from time to time.

Expenses for the account            (1)     Counsel, assessment or compliance
                                            review fees and disbursements
                                            incurred by the Agent and the
                                            Lenders in connection with: (I) the
                                            development, preparation, execution
                                            and interpretation of the Credit
                                            Documents; (ii) advice of counsel to
                                            the Agent and the Lenders with
                                            respect to the administration of the
                                            Loan and the Credit Documents; (iii)
                                            the enforcement or preservation of
                                            rights under or the refinancing,
                                            renegotiation or restructuring of
                                            Obligations under the Credit
                                            Documents; (iv) stamp taxes and
                                            custodian fees incurred in
                                            connection with the Pledged
                                            Securities, if any are charged by
                                            third-parties to the Agent; or (v)
                                            any requested amendments, waivers or
                                            consents pursuant to the provisions
                                            of the Credit Documents, including
                                            such expenses as may be incurred by
                                            the Agent or a Lender in the
                                            collection of the Obligations or any
                                            litigation, proceeding, dispute or
                                            so-called "work-out" in any way
                                            relating to the Obligations or the
                                            Credit Documents.


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                                    (2)     All such expenses in connection
                                            with: (I) the Borrower's failure to
                                            complete the Loan or to make any
                                            payment, repayment or prepayment on
                                            the date required; (ii) the
                                            Borrower's failure to pay any amount
                                            including, without limitation, any
                                            interest or fees, due under any
                                            Credit Document on its due date; or
                                            (iii) the Borrower's failure to give
                                            any notice required to be given by
                                            it to the Agent or the Lenders.

Governing Law:                      Switzerland, Canton of Geneva, as
                                    applicable.

Indemnification:                    Standard indemnification of the Agent and
                                    other participating financial institutions extending to all claims, losses or liabilities, except as caused by their own gross negligence or willful misconduct.



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Definitions:               "BBA" means British Bankers' Association.

                           "BBA Libor" means the three month US dollar London Inter-Bank Offered Rate fixed daily by the BBA.

                           "Charter Documents" means, as the context requires, the constating documents and by-laws of any person thereto;

                           "Credit Documents" means the Credit Agreement, the Securities Pledge, and all other documents to be executed and delivered to the Agent, the Agent for and on behalf of the Lenders, the Lenders or a Lender by the Borrower relating to the Loan.

                           "Debt" of any person means: (I) all indebtedness of such person for and in respect of borrowed money, including obligations with respect to bankers' acceptances, letters of credit and letters of guarantee; (ii) all indebtedness of such person for the deferred purchase price of property or services represented by a note or other evidence of indebtedness or other security; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights or remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under leases which, in accordance with GAAP (or accounting principles generally accepted in the jurisdiction of incorporation or organization of such person), are recorded as capital leases in respect of which such person is liable as lessee; (v) the aggregate amount at which any shares in the capital of such person which are redeemable or retractable at the option of the holder thereof may be retracted or redeemed; and (vi) all Debt guaranteed by such person.

                           "Financial Quarter" means, in relation to the Borrower, a period of three consecutive months in each Financial Year of the Borrower ending on March 31, June 30, September 30 and December 31, as the case may be, of such Financial Year.

                           "Financial Statements" means, in respect of the Borrower, as at any particular time, financial statements prepared in accordance with GAAP, including, without limitation, consolidated and unconsolidated balance sheets, statements of earning and statements of changes in financial position.


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                           "Financial Year" means, in relation to the Borrower,
                           a financial year of the Borrower commencing on January 1 of each calender year and ending on December 31 of such calender year.

                           "GAAP" means, at any time, accounting principles generally accepted in the United States, applied on a consistent basis.

                           "Interest Payment Dates" means the annual interest payment dates to be established under the Credit Agreement.

                           "Interest Periods" means periods of three months, the first such period beginning on the closing Date and each subsequent period commencing upon the expiry of the prior period, and "Interest Period" means any one such period. Interest shall be calculated on the basis of a year of 360 days and the actual number of days (including the first day be excluding the last day) occurring in the period for which such Interest is payable.

                           "Interest Rate" means, at any time, Libor plus 3 1/2% per cent per annum. With each successive Interest Period the Libor shall be reset on the second banking day prior to the commencement of the Interest Period and there shall be a corresponding change in the rate of interest payable under the Credit Agreement without the necessity of prior notice thereof to the Borrower or any other person.

                           "Libor" means BBA Libor or, if no such published rate is then available, the rate of interest calculated by the Agent, as being the arithmetic average (rounded up, if necessary, to the nearest full multiple of 1/16 of one percent) at which, in accordance with its normal practice, would be prepared to offer to leading banks in the London interbank market for delivery on the first day of the particular Interest Period and for a period equal to such Interest Period based on the number of days comprised therein, deposits in US funds of amounts comparable to the Principal Sum or the balance outstanding thereof during such Interest Period, at or prior to 11:00 a.m. London, England, local time on the second banking day prior to the Closing Date and thereafter on the second banking day prior to the commencement of each subsequent Interest Period.

                           "Material Adverse Change" means any change, condition, event or occurrence which, when considered individually or together with all other changes, conditions, events or occurrences could reasonably be expected to have a Material Adverse Effect.


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                  "Material Adverse Effect" means: (i) a material adverse effect on the property, assets or businesses or the Borrower taken as a whole; (ii) a material adverse effect on the capital structure or condition or prospects, financial or otherwise, of the business or the Borrower; (iii) a material adverse effect on the ability of the Borrower to perform and comply with the Credit Agreement or to pay or perform any of the Obligations under the Credit Documents; (iv) a material adverse effect on the priority, effectiveness or performance of all other obligations, liabilities and indebtedness of the Credit Documents or with respect to the Loan and all fees, costs, expenses and indemnity obligations thereunder.

                  "Outstanding Amount" means, in respect of the Loan, on any day, an amount calculated and expressed in U.S. Dollars equal to the Principal Sum less any repayment or prepayment made or credited to the Borrower as at such date.


                  "Principal Sum" means amount borrowed.








Date ________________________                Date ________________________




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Marine Shuttle Operation Inc.                MFC Merchant Bank S.A.